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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement of NetManage, Inc. on Form S-4 of our reports dated January 27, 1998, on our audits of the financial statements and financial statement schedule of FTP Software, Inc. We also consent to the reference to our firm under the captions "Experts" and "Selected Financial Data."


                                            /s/ PRICEWATERHOUSECOOPERS LLP
                                            ------------------------------
                                            PRICEWATERHOUSECOOPERS LLP



Boston, Massachusetts
July 14, 1998